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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                   May 2, 2001


                               RESPONSE USA, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)


   DELAWARE                         0-20770                      52-1441922
--------------------------------------------------------------------------------
(State or other                   (Commission                   (IRS Employer
jurisdiction of                   File Number)                  Identification
incorporation)                                                     Number)


                       3 Executive Campus, 2nd Floor South
                              Cherry Hill, NJ 08002
                              ---------------------
                    (Address of principal executive offices)


               Registrant's telephone number, including area code:
                                 (856) 661-0700


                                 NOT APPLICABLE
                                 --------------
                  (Former address if changed since last report)

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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         On May 2, 2001, an involuntary Chapter 11 bankruptcy was filed against Response Security Monitoring, LLC ("RSM") and Response Security Services, LLC ("RSS"), two Delaware Limited Liability Companies (the "LLCs") which are indirect, wholly-owned subsidiaries of Response USA, Inc. ("Response"). Both involuntary bankruptcy cases were filed by McGinn Smith Acceptance Corp., the principal lender of the LLCs, in the United States Bankruptcy Court for the District of New Jersey. RSS has been assigned Case number 01-14607-GB and RSM has been assigned Case Number 01-14605-GB, and both cases are pending before United States Bankruptcy Judge Gloria Burns. The LLCs own certain customer contracts under which such LLCs receive substantial monthly recurring revenue. Response had previously been in negotiations with McGinn Smith and representatives of Key Bank, N.A. regarding forbearance arrangements and other matters with respect to certain credit agreements, and Response intends to continue to negotiate with such parties to reach acceptable arrangements. As of April 30, 2001, there was approximately $33,000,000 outstanding under the credit facilities with McGinn Smith.

         Certain statements in this Report that are not historical fact constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results to differ materially from those expressed in or implied by the statements. These factors are discussed under the caption "Risk Factors" in Form 10-KSB filed with the Securities and Exchange Commission, and in other filings with the Securities and Exchange Commission.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Financial Statements of Business Acquired: N/A.

         (b) Pro Forma Financial Information: N/A

         (c) Exhibits: None



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Response USA, Inc.


Dated:  May 15, 2001                          By: /s/ Jeffrey Queen
                                                  -----------------------
                                                  Jeffrey Queen,
                                                  Chief Executive Officer



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